Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Technology Development Contract

Project Title: Development Project of Thermodox

Party A: ZheJiang Hisun Pharmaceutical Co., Ltd.

Party B: CELSION CORPORATION (CLSN)

Date: January 18, 2013

Venue: TaiZhou, ZheJiang,China

Valid Term: Jan. 2013 to Jan. 2023

Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Contract No.：TD130101

Technology Development Contract

Party A: ZheJiang Hisun Pharmaceutical Co., Ltd.

Address： WaiSha Road 46#,Jiaojiang District, TaiZhou City, ZheJiang Province, 318000

Legal representative： [***]

Project Contact: [***]

Tel: [***]

Email: [***]

Party B: CELSION CORPORATION (CLSN)

Address: 997 Lenox Drive, Suite 100 Lawrenceville, NJ 08648, USA

Legal representative: Michael Tardugno

Project Contact: [***]

Tel: [***]

Email: [***]

Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Whereas:
(A)    The Thermodox is the product with the thermosensitive liposomes as the carrier to encapsulate doxorubicin (a kind of the chemotherapeutics with the most extensive application). By combined utilization with the thermo-therapeutic apparatus such as radiofrequency ablation, the Thermodox has the effect of targeted therapy to tumour tissue with the characteristics of highly local concentration and long retention period, which is clinically proven to be able to apparently prolong Progression Free Survivial (PFS) and treat liver cancer without standard therapy. The technology of thermosensitive liposomes is patented and could be developed for the conbination with the other oncology drugs to treat the various kinds of tumors.

(B)      Party A is the oncological drug manufacturer with the market leadership in China and wishes to engage in the technology development of the Thermodox with the purpose of commercialization, in China mainland, Hong Kong and Macao (the “China Territory”).

(C)      Party B possesses the intellectual property, including patents in research and development of the thermosensitive liposomes and wishes to conduct the development in cooperation with Party A so as to realize the marketing and commercialization of ThermoDox in the China Territory (including mainland China, Hong Kong and Macau) as early as possible.

Therefore, both Parties, through consultation on the basis of equality, hereby agree to as follows, which shall be abided by both Parties:

Clause 1. The requirements of the research and development project under this Contract are as follows:
Party A and Party B shall develop in cooperation, with details as: (1) Party B shall conduct the research and development of the thermosensitive liposome with the purpose of exploitation through advanced technology at the site of Party B and; (2) Party A shall pay the fee for research and development and provide other necessary assistances as provided in this Contract.

1．Scope of Technology Development:

(1)  API: manufacturing process and details, data for stability research, detailed specification and analysis program, reference substance, impurities etc.;
(2)  Finished product: manufacturing process and details, data for stability research, detailed specification and analysis program, details and sources of equipments, etc.;
(3)  The pharmaceutical research data to be filed for regulatory registration with respect to the Item (1) and (2) set forth above.

Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

2. Technical standards:
[***]

Clause 2. Work scope and responsibility of Party B:
1. Party B shall provide product research and development progress summary to Party A periodically, which shall be confirmed in writing by both parties’ technical personnel.
2.  Party B shall arrange the personnel with sufficient abilities and qualifications (“developers”) to conduct research and development work under this Contract, and shall provide the cost & expense list.

Clause 3. Work scope and responsibility of Party A:
1. Party A shall arrange the personnel with sufficient abilities and qualifications to communicate with developers of Party B.
2. Party A should pay the research and development fee in time.

Clause 4. Party A shall pay the research and development fee as follows:
1. Total cost of the research and development fee: 5,000,000 USD
2. The research and development fee shall be paid in a lump sum by Party A to Party B.
Payment Method and Schedule is as follows: Payment Method: in a lump sum. Payment Schedule: [***]

Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Taxation: Party A shall be responsible for the tax levied by China government, while Party B shall be responsible for the tax payable to United States government.

Clause 5. This Agreement shall not be amended other than by way of mutual agreement in writing.

Clause 6. Party B shall not subcontract the research and development tasks of the project under this Contract in part or in whole to any third party without Party A’s prior consent.

Clause 7.
During the term of this Contract, if any party identifies any technical risk that may lead to failure or partial failure of the research and development project in question, it should notify the other party within five (5) days so as for both parties to determine whether or not the project should continue. The detailed description of such failure shall be stated in a supplemental agreement in the future. If the identifying party fails to notify the other party within five (5) days nor to take any and all appropriate measures to prevent aggravation of the losses, the party shall bear the aggravated losses so caused.

Clause 8. Both parties shall abide by the confidentiality and obligations as follows:
The confidentiality period of this contract is the term of this Contract and ten years thereafter.

Party A:
1. Confidentiality content (including technical information and management information): same as the content of technology development.
2. Confidentiality personnel: all related personnel of Party A

Party B:
1. Confidentiality content (including technical information and management information): same as the content of technology development.
2. Confidentiality related personnel: all related personnel of Party B

Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Clause 9:
It is agreed that, the subsequent research and development investment, the rights to commercialization and distribution of ThermoDox in the China Territory, and the belonging of both Parties’ rights with respect thereto, shall be agreed upon by signing a separate contract, if the development of this project turns out to be successful.

Clause 10.
Party B has the obligation to provide technical materials, technical interpretation to party A for patent retrieval and review, in order to ensure that there is no infringement of any third party’s intellectual property rights. Failing which Party B shall be responsible for any losses therefrom caused to Party A.

Clause 11.
It is agreed that, during the term of this contract, Party A appoints [***] as its project contact and Party B appoints [***] as its project contact. The project contacts shall undertake the responsibilities as follows:

1．Party B’s project contact is party B’s project leader;
2．Party A’s project contact is party A’s project leader;

If any Party changes its project contact, it shall notify the other party in writing in a timely manner.  The party who fails to carry out the notice in time and affect the performance of this Contract or result in any losses shall undertake the responsibility on losses that resulted.

Clause 12. This Contract shall be governed by [***].

Clause 13.
Any disputes arising from the execution of this Contract shall be submitted to [***] for arbitration at [***]. The language for arbitration shall be Chinese and English. The arbitration award shall be final and binding upon both parties.

Clause 14. The Contract shall be executed in duplicate, with each individual copy having equal legal effect.

Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Clause 15. This Contract will take into effect upon execution by both parties

Party A: Zhejiang Hisun Pharmaceutical Co. Ltd.
Legal representative:[***]
Date: January 18, 2013

Party B: CELSION CORPORATION (CLSN)
Legal representative: /s/ Michael H. Tardugno President and CEO
Date: January 12, 2013